                                  EXHIBIT (23)



                          Independent Auditors' Consent

                             DELOITTE & TOUCHE LLP

                                                      250 East Fifth Street
                                                      Post Office Box 5340
                                                      Cincinnati, OH  45202
                                                      Telephone:  513-784-7100

INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the incorporation by reference in the following documents of our report dated July 31, 2003 incorporated by reference in this Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 2003.

     1. Amendment No. 1 on Form S-8 Registration Statement No. 33-31855 on Form S-4 (now S-8) for the 1982 Noxell Employees' Stock Option Plan and the 1984 Noxell Employees' Stock Option Plan;

     2. Amendment No. 1, Post Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

     3. Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

     4. Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees' Savings Plan;

     5. Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors' Stock Plan;

     6. Registration Statement No. 333-05715 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

     7. Amendment No. 2, Post Effective Amendment No. 2 to Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Shareholder Investment Program;

     8. Registration Statement No. 333-14381 on Form S-8 for Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;

     9. Registration Statement No. 333-14397 on Form S-8 for Procter & Gamble Subsidiaries Savings Plan;

     10. Registration Statement No. 333-21783 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

     11. Registration Statement No. 333-37905 on Form S-8 for The Procter & Gamble Future Shares Plan;

     12. Registration Statement No. 333-51213 on Form S-8 for Group Profit Sharing, Incentive, and Employer Contribution Plan (France);

     13. Registration Statement No. 333-51219 on Form S-8 for Procter & Gamble Ireland Employees Share Ownership Plan;

     14. Registration Statement No. 333-51221 on Form S-8 for Employee Stock Purchase Plan (Japan);

     15. Registration Statement No. 333-51223 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

     16. Registration Statement No. 333-34606 on Form S-8 for The Procter & Gamble Future Shares Plan;

     17. Registration Statement No. 333-40264 on Form S-8 for Savings and Thrift Plan Saudi Arabia;

     18. Registration Statement No. 333-44034 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

     19. Registration Statement No. 333-47132 on Form S-8 for Employee Stock Purchase Plan (Japan);

     20. Registration Statement No. 333-49764 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme;

     21. Registration Statement No. 333-75030 on Form S-8 for The Procter & Gamble 2001 Stock and Incentive Compensation Plan;

     22. Registration Statement No. 333-84232 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants; and

     23. Registration Statement No. 333-100561 on Form S-8 for The Procter & Gamble (U.K.) 1-4-1 Plan.


DELOITTE & TOUCHE LLP
---------------------
Deloitte & Touche LLP
September 9, 2003